NEWS RELEASE T. ROWE PRICE CHAIRMAN AND CIO BRIAN ROGERS TO RETIRE IN MARCH 2017, WILL CONTINUE ON BOARD AS NON-EXECUTIVE CHAIR Firm Names Six Senior Investment Leaders as Chief Investment Officers Baltimore: November 1, 2016 NEWS The Board of Directors of T. Rowe Price Group (NASDAQ-GS: TROW) today announced that Brian C. Rogers, chairman and chief investment officer (CIO), will retire on March 31, 2017, after nearly 35 years at the firm. At that time, he will step down from his role as CIO, which he has held since 2004. After his retirement he will continue on the Board of Directors and serve as non-executive chair. In connection with Brian’s retirement, the firm has appointed the following six senior investment leaders as CIOs, to be effective at that time: Rob Sharps will be Group CIO, with responsibility for coordinating the activities of the team; Henry Ellenbogen will be CIO, U.S. Equity Growth; David Giroux will be CIO, U.S. Equity Multi- Discipline; John Linehan will be CIO, U.S. Equity Value; Justin Thomson will be CIO, International Equity; and Mark Vaselkiv will be CIO, Fixed Income. The team will share CIO responsibilities, which include providing investment thought leadership, partnering with investment division leaders to develop investment talent and capabilities, and serving as mentors for the firm’s investment professionals. In contrast to some other investment firms, the CIO role at T. Rowe Price does not involve setting a singular investment strategy or a “house view” for portfolio managers to follow. The firm believes that individual managers are best equipped to make investment decisions for their own strategies. Henry, David, John, Justin, and Mark will all maintain their current portfolio management responsibilities. As previously announced, Rob will be stepping down as portfolio manager of the U.S. Large-Cap Growth Equity Strategy as of December 31, 2016. On January 1, 2017, he will become co-head of Global Equity, partnering with Head of International Equity Chris Alderson, and will join the firm’s Management Committee. QUOTES Anne Marie Whittemore, Lead Independent Director “It has been T. Rowe Price’s great fortune that Brian chose us many years ago to be the place where he would work and dedicate his career. As a portfolio manager, Brian delivered outstanding long-term results to the firm’s clients, while as chief investment officer he has had a lasting impact as a leader and mentor to many highly successful T. Rowe Price investors. His reminders to stay the course during extended periods of market volatility and economic turmoil reflected his patience as an investor and his belief in the resilience of the markets and in capitalism itself.” “As chair of the Board, Brian has brought his insightful industry perspective to our deliberations, encouraged thoughtful and collegial discussion, and fostered sound corporate governance practices. He has been responsible for helping the firm maintain its strong financial discipline through multiple market cycles, including the global financial crisis, and for guiding the Board’s commitment to diversity. As we further our collaboration on strategic corporate issues, my fellow directors and I look forward to his continued leadership and counsel.” Brian C. Rogers, Chairman and Chief Investment Officer “While the company has evolved tremendously since I started in 1982, one thing that has not changed is our commitment to helping our clients achieve their financial goals. I am particularly proud to have played a part over the years in delivering strong investment performance, bolstering our investment divisions, and ensuring that we remained on firm financial footing—which, in turn, have enabled us to enhance stockholder value. I am extremely confident that the firm will continue to operate from a position of strength, and I look forward to continuing to support our growth and the execution of our strategic priorities.” William J. Stromberg, President and CEO “Brian has brought an uncommon measure of common sense to our investment process and has made remarkable contributions as an investor, senior executive, and Board member. His impact on our organization will be long-lasting, and I am grateful that we will continue to benefit from his wisdom.” “The appointments of our new CIOs reflect the deep investment talent the firm has across geographies, asset classes, and investment disciplines. Individually, each is an outstanding investor, thought leader, mentor, and representative of our core values. Sustaining excellent investment performance remains our highest priority and we are confident that this structure will enable them to continue thriving in these roles. It will also ensure that our best investment thinking is brought to bear in service to our clients while elevating the already-high level of service provided by our wider team of investment professionals.” BACKGROUND ON BRIAN C. ROGERS Brian, 61, joined T. Rowe Price as a portfolio manager in 1982 and is currently chairman of the Board and chief investment officer. Previously, he served as portfolio manager of the U.S. Large-Cape Equity Income Strategy and the Equity Income Fund for 30 years, beginning with their inception in 1985. From 1994 to 2003 Brian was the first manager of the U.S. Value Equity Strategy and the Value Fund, and he was a founding member of the team managing the U.S. Large-Cap Value Equity Strategy from 2000 to 2015. He was elected to the firm’s Board of Directors in 1997, joined the Management Committee in 2003, and was named Board chair in 2007. Brian earned an M.B.A. from Harvard Business School and an A.B. from Harvard College. BACKGROUND ON ROB SHARPS Rob joined T. Rowe Price in 1997 and is currently lead portfolio manager for the firm’s U.S. Large-Cap Growth Equity Strategy. He is a member of the U.S. Equity Steering Committee and the Asset Allocation Committee and will join the International Equity Steering Committee on January 1, 2017. Rob has managed institutional portfolios and other accounts since joining the portfolio management team in 2000. He started at T. Rowe Price as an analyst specializing in financial services stocks, including banks, asset managers, and securities brokers. Rob earned a B.S., summa cum laude, in accounting from Towson University and an M.B.A. in finance from The Wharton School, University of Pennsylvania. He also has earned the Chartered Financial Analyst designation. BACKGROUND ON HENRY ELLENBOGEN Henry joined T. Rowe Price in 2001 and since 2010 has been the lead portfolio manager of the U.S. Small-Cap Growth Equity Strategy and the New Horizons Fund. He is also a member of the U.S. Equity Steering Committee. From 2001 to 2009, he was an equity investment analyst covering media and telecommunication companies, and from 2005 to 2009, he was a portfolio manager of the Media & Telecommunications Fund. Henry graduated magna cum laude with an A.B. in history and science from Harvard College. He holds a J.D. from Harvard Law School and an M.B.A. from Harvard Business School. BACKGROUND ON DAVID GIROUX David joined T. Rowe Price in 1998 and since 2006 has been portfolio manager of the U.S. Capital Appreciation Strategy and the Capital Appreciation Fund. He is also co-chair of the Asset Allocation Committee. Until 2006, David had analytical responsibility for the firm's investments in the industrials and automotive sectors. He earned a B.A., magna cum laude, in finance and political economy from Hillsdale College. He also has earned the Chartered Financial Analyst designation. BACKGROUND ON JOHN LINEHAN John joined T. Rowe Price in 1998 and since 2015 has been portfolio manager for the U.S. Large-Cap Equity Income Strategy and the Equity Income Fund. He has also served as co-portfolio manager of the U.S. Large-Cap Value Equity Strategy since its inception in 2000 and is a member of the U.S. Equity Steering Committee. From 2009 to 2014 John was head of U.S. Equity, and from 2003 to 2009 he was portfolio manager of the U.S. Value Equity Strategy and the Value Fund. John earned a B.A. from Amherst College and an M.B.A. from Stanford University. He also has earned the Chartered Financial Analyst designation.

BACKGROUND ON JUSTIN THOMSON Justin joined T. Rowe Price in 1998 and since then has been the lead portfolio manager of the International Small-Cap Equity Strategy and the International Discovery Fund. He is a member of the International Equity Steering Committee and the Asset Allocation Committee. Justin earned an M.A., with honors, in economics from Cambridge University. BACKGROUND ON MARK VASELKIV Mark joined T. Rowe Price in 1988 and is currently head of the Global High Yield team. Since 1996 he has been lead portfolio manager of the Global High Yield Strategy and the High Yield Fund. Mark has also been co- portfolio manager of the Global High Income Strategy and the Global High Income Bond Fund since their inception in 2015. He is a member of the Fixed Income Steering Committee and the Asset Allocation Committee. Mark started at the firm as a high yield corporate credit analyst with a special focus on forest products and gaming. He earned a B.A. in political science from Wheaton College and an M.B.A. in finance from New York University, Leonard N. Stern School of Business. ABOUT T. ROWE PRICE Founded in 1937, Baltimore-based T. Rowe Price Group, Inc. (troweprice.com) is a global investment management organization with $812.9 billion in assets under management as of September 30, 2016. The organization provides a broad array of mutual funds, subadvisory services, and separate account management for individual and institutional investors, retirement plans, and financial intermediaries. The company also offers sophisticated investment planning and guidance tools. T. Rowe Price’s disciplined, risk-aware investment approach focuses on diversification, style consistency, and fundamental research. The strategies, products and services mentioned are offered via subsidiaries of T. Rowe Price Group, Inc. This does not constitute a distribution, an offer, an invitation, a recommendation, or a solicitation to sell or buy any securities in any jurisdiction. T. ROWE PRICE, INVEST WITH CONFIDENCE, and the Bighorn Sheep design are, collectively and/or apart, trademarks or registered trademarks of T. Rowe Price Group, Inc. in the United States, European Union, and other countries. ### CONTACT T. ROWE PRICE, PUBLIC RELATIONS Brian Lewbart 410-345-2242 brian_lewbart@troweprice.com Briana Wessell 410-577-8025 briana_wessell@troweprice.com Bill Benintende 410-345-3482 bill_benintende@troweprice.com Lara Naylor 410-577-8077 lara_naylor@troweprice.com